SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant    ☒                                 Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(E)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

ASHLAND GLOBAL HOLDINGS INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

P.O. BOX 8016, CARY, NC 27512-9903

Ashland Global Holdings Inc.

Important Notice Regarding the

Availability of Proxy Materials

Stockholders Meeting to be held on

January 25, 2022

For Stockholders as of record on December 01, 2021

This communication presents only an overview of the more
complete proxy materials that are available to you on the Internet.
This is not a ballot. You cannot use this notice to vote your shares.
We encourage you to access and review all of the important
information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend meeting, go to: www.proxydocs.com/ASH

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy
materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials

and VOTE go to www.proxydocs.com/ASH

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before January 14, 2022.

To order paper materials, use one of the following methods.

INTERNET	TELEPHONE	* E-MAIL
www.investorelections.com/ASH	(866) 648-8133	paper@investorelections.com

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.	* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Ashland Global Holdings Inc.

Meeting Type:  Annual Meeting of Stockholders

Date:   Tuesday, January 25, 2022

Time:   10:30 AM, Eastern Time

Place:  Annual Meeting to be held live via the Internet -

             please visit www.proxydocs.com/ASH for more details

You must register to attend the meeting online and/or participate at www.proxydocs.com/ASH

SEE REVERSE FOR FULL AGENDA

Ashland Global Holdings Inc.

Annual Meeting of Stockholders

MANAGEMENT RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2 AND 3

PROPOSAL

1.	To elect nine directors.

1.01 Brendan M. Cummins

1.02 William G. Dempsey

1.03 Jay V. Ihlenfeld

1.04 Wetteny Joseph

1.05 Susan L. Main

1.06 Guillermo Novo

1.07 Jerome A. Peribere

1.08 Ricky C. Sandler

1.09 Janice J. Teal

2.	To ratify the appointment of Ernst & Young LLP as independent registered public accountants for fiscal 2022.

3.

To vote upon a non-binding advisory resolution approving the compensation paid to Ashland’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

4.	To consider any other business properly brought before the Annual Meeting.